UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2017 (January 21, 2017)

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36498	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100 Cupertino, California	95014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (408) 973-7884

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 Shareholder Director Nominations.

As previously reported on a Current Report on Form 8-K of Cellular Biomedicine Group, Inc. (the “Company”) on September 21, 2016, the Company’s board of directors (the “Board”) scheduled its 2017 annual meeting of stockholders (the “2017 Annual Meeting”) for June 2, 2017. On January 21, 2017, the Board changed the 2017 Annual Meeting date to April 28, 2017, which date is more than 30 days from the anniversary date of the Company’s 2016 annual meeting of stockholders.

The Company has set a deadline of March 10, 2017 for the receipt of stockholder proposals (other than director nominations) submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2017 Annual Meeting, which date the Company has determined to be a reasonable time before it expects to begin to print and sent its proxy materials. In doing so, the Board waived the requirements for stockholders to submit proposals (other than director nominations) at least 90 days prior to the proxy mailing date set forth under the Company’s Amended and Restated Bylaws. In order to be considered timely, any such proposal must be received by the Company at its principal executive offices at 19925 Stevens Creek Blvd., Suite 100, Cupertino, CA 95014, and addressed to the attention of the corporate secretary, no later than 5:00 p.m. Eastern Standard Time on March 10, 2017. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2017 Annual Meeting.

In addition, the Board waived the requirement for stockholders to submit director nominations at least 120 days prior to the meeting date as set forth under the Company’s Amended and Restated Bylaws. Stockholders who intend to submit a proposal regarding a director nomination at the 2017 Annual Meeting must ensure that notice of any such proposal (including certain additional information specified in the Amended and Restated Bylaws) is received by the corporate secretary at the Company’s principal executive offices at 19925 Stevens Creek Blvd., Suite 100, Cupertino, CA 95014, and addressed to the attention of the Corporate Secretary no later than 5:00 p.m. Eastern Standard Time on January 28, 2017. This deadline will also apply in determining whether notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Rule 14a- 4(c) under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: January 23, 2017	By:	/s/ Bizuo (Tony) Liu
Bizuo (Tony) Liu Chief Executive Officer

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